UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-14242	52-1256615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10220-L Old Columbia Road, Columbia, Maryland	21046-2364
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (410) 290-5390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.135-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On June 13, 2007, Dr. Lawrence S. Olanoff notified the Board of Directors of Celsion Corporation (the “Company”) of his immediate resignation as a director. A copy of the Company’s press release announcing Dr. Olanoff’s resignation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Approval of 2007 Stock Incentive Plan

At the 2007 Annual Meeting of Stockholders held on June 13, 2007, the stockholders of the Company approved the 2007 Stock Incentive Plan (the “2007 Plan”). The 2007 Plan will remain in effect until June 12, 2017, unless sooner terminated in accordance with its terms. Under the 2007 Plan, the Compensation Committee of the Company’s Board of Directors may grant incentive stock options, nonqualified stock options, stock appreciation rights, phantom stock and restricted stock to all directors, officers, employees and consultants of the Company or any parent, subsidiary or affiliate of the Company. The selection of those directors, officers, employees and consultants, from among those eligible, who will receive awards under the 2007 Plan, is within the discretion of the Compensation Committee, provided that awards of incentive stock options may be made only to employees of the Company and any parent or subsidiary of the Company. An aggregate of 1,000,000 shares of common stock of the Company are available for issuance pursuant to the 2007 Plan. In addition, any shares of Company common stock reserved for issuance under the 2004 Stock Incentive Plan that were available at the time of shareholder approval of the 2007 Plan, or that become available due to the expiration or forfeiture of options granted under the 2004 Stock Incentive Plan, will be added to the pool of shares of Company common stock available under the 2007 Plan. No more than 200,000 shares of Company common stock may be issued to any one individual in any calendar year under the 2007 Plan.

The foregoing description of the 2007 Plan is only a summary and is qualified in its entirety by reference to the 2007 Plan, a copy of which is attached hereto as exhibit 10.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	2007 Stock Incentive Plan

99.1	Press Release, dated June 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: June 14, 2007	By:	/s/ Anthony P. Deasey
Anthony P. Deasey
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	2007 Stock Incentive Plan

99.1	Press Release, dated June 13, 2007